THIS SHARE EXCHANGE AGREEMENT is made the 6th day of April, 2000.

AMONG:

            HOME FINDERS REALTY LTD., a company duly incorporated pursuant to
            ------------------------
            the laws of British Columbia and having its registered and records office at 305 - 2692 Clearbrook Road, Clearbrook, B.C., V2T 2Y7.

            (herein referred to as "HFR")
                                                             OF THE FIRST PART
AND:

            MOST REFERRED REAL ESTATE AGENTS INC., a company duly incorporated
            -------------------------------------
            pursuant to the laws of British Columbia and having its registered and records office at 305 - 2692 Clearbrook Road, Clearbrook, B.C., V2T 2Y7.

            (herein referred to as "MRREA")
                                                            OF THE SECOND PART
AND:

            WILLIAM COUGHLIN, Businessman of 11202 Stave Lake Road, Mission, B.C., V2V 4J1.

                                                             OF THE THIRD PART
AND:

            CAROLE COUGHLIN, Businesswoman of 11202 Stave Lake Road, Mission, B.C., V2V 4J1.

                                                            OF THE FOURTH PART

            (William Coughlin and Carole Coughlin are herein together referred to as the "Founders")

AND:

            NORTH AMERICAN RESORT & GOLF, INC., a company duly incorporated
            ----------------------------------
            pursuant to the laws of Nevada, and having an office at 676 - 757 West Hastings Street, Vancouver, B.C., V6C 1A1.

            (herein referred to as "NRGF")

                                                             OF THE FIFTH PART

WHEREAS:

A.    The Founders are the owners of:

---------------------------------------------------------------------
                  HFR Class   HFR Class "B"    HFR Class     MRREA
    Name of      "A" Voting   Voting Common   "D" Voting    Common
  Shareholder   Common Shares     Share      Common Shares  Shares
---------------------------------------------------------------------
William              100                        10,000         4
Coughlin
---------------------------------------------------------------------
---------------------------------------------------------------------
Carole Coughlin                    100          10,000         2
---------------------------------------------------------------------

            (the "Founders Shares");

B. The parties are desirous of exchanging the Founders Shares into shares in the capital stock of NRGF, or shares that are convertible into shares in the capital stock of NRGF; and

C. In order to effect the share exchange contemplated herein and to ensure an efficient cross border corporate structure is achieved the parties have agreed to create a new British Columbia subsidiary of NRGF, with certain classes of preferred shares and to enter into Put and Call Agreements, all in accordance with the terms and conditions herein contained.

            NOW THEREFORE WITNESSETH that in consideration of the premises and of the mutual covenants and agreements set forth herein, the parties hereto covenant and agree as follows:


                                   ARTICLE 1
                        DEFINITIONS AND INTERPRETATION

Definitions

1.01 In this Agreement, including the recitals hereto, the following words and phrases shall have the following meanings:

(a) "Affiliate" means a person who controls, is controlled by, or is under common control with another person. The term "control" (including the terms "controlled", "controlled by" and "under common control with") means the possession, directly or indirectly, through one or more intermediaries, whether through the ownership of voting securities, by contract or otherwise, the power to direct or cause the direction of another person;

(b) "Class "A" share(s)" means Class "A" Voting Common Shares with a par value of $1.00 each in the capital of HFR;

(c) "Class "B" share(s)" means Class "B" Voting Common Shares with a par value of $1.00 each in the capital of HFR;

(d) "Class "D" share(s)" means Class "D" Voting Common Shares with a par value of $0.01 each in the capital of HFR;

(e) "MRREA Common share(s) means Common Shares without par value in the capital of MRREA;

(f) "Class "A" Preferred Shares" means a class of shares in the capital stock of Holdco, to be created prior to Closing, which shares shall have the following rights and restrictions:

(i) be entitled to dividends out of the assets of Holdco in an amount equal to the dividends paid on a single common share of NRGF; and

(ii) be redeemable at the holder's option for an amount equal to the value of a single common share of NRGF (from time to time) and would be entitled to a preference on liquidation in like amount but would be entitled to no more in the event of a liquidation;

(g) "Class "B" Preferred Shares" means a class of shares in the capital stock of Holdco, to be created prior to Closing, which shares shall have rights and restrictions exactly the same as those of the Class "A" Preferred Shares except that each Class "B" Preferred Share will participate pro rata (without preference or limit) with the common shares of Holdco on a liquidation;

(h) "Closing" means the completion of the transactions contemplated by this Agreement;

(i) "Completion Date" means April 21, 2000 or such other date as may be agreed upon in writing by the parties;

(j) "Company Act" means the Company Act (British Columbia), as amended from time to time;

(k) "NRGF Financial Statements" means the audited financial statements of NRGF for the years ended July 31, 1999 and the unaudited financial statements as of October 31, 1999 and January 31, 2000, copies of which are attached hereto as Schedule "A";

(l) "NRGF Shares" means common shares of NRGF issuable to the Class "A", Class "B" and Class "D" shareholders of HFR and the common share shareholders of MRREA, at Closing or the Class "A" or "B" Preferred Shares being Put to or Called by NRGF;

(m) "Exchange Act" means the Securities Exchange Act of 1934 of the United States of America;

(n) "Financial Statements" means the audited financial statements of HFR prepared as at December 31, 1999 and unaudited financial statements as at March 31, 2000 and the audited financial statements of MRREA prepared as at December 31, 1999 and unaudited financial statements as at March 31, 2000, copies of which are attached to this Agreement as Schedule "B";

(o)         "Holdco" means a British Columbia non-reporting company to be formed
            by  NRGF,   prior  to  Closing,   to  facilitate  the   transactions
            contemplated herein;

(p) "HFR Shares" means all shares in the capital of HFR that as of Closing will be issued and outstanding;

(q) "MRREA Shares" means all shares in the capital of MRREA that as of Closing will be issued and outstanding;

(r) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, of the United States of America;

(s) "Market Maker" means a securities broker or dealer registered under the Exchange Act and a member of the National Association of Securities Dealers. Inc., that, directly or indirectly, submits quotations to buy or sell, at a quoted price or otherwise, common stock of NRGF for publication in the over-the-counter Electronic Bulletin Board operated by the National Association of Securities Dealers, Inc.;

(t) "Market Price" means the weighted average trading price of the shares of NRGF on the NASD:OTC Electronic Bulletin Board over 30 trading days prior to the date of at which such price is to be determined;

(u) "Permitted Encumbrances" means the security debts and debt instruments listed on the attached Schedule "C";

(v)         "Person" includes a firm, corporation or other entity;

(w)         "Rule 144" means Rule 144 of the Securities Act; and

(x) "Securities Act" means the Securities Act of 1933 of the United States of America.

Captions and Section Numbers

1.02 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Extended Meanings

1.03 The words "hereof", "herein", "hereunder" and similar expressions used in any clause, paragraph or section of this Agreement shall relate to the whole of this Agreement and not to that clause, paragraph or section only, unless otherwise expressly provided.

Number and Gender

1.04 Whenever the singular or masculine or neuter is used in this Agreement, the same shall be construed to mean the plural or feminine or body corporate where the context of this Agreement or the parties hereto so require.

Section References

1.05 Any reference to a particular "article", "section", "subsection" or other subdivision is to the particular article, section or other subdivision of this Agreement.

Governing Law

1.06 This Agreement and all matters arising hereunder shall be governed by, construed and enforced in accordance with the laws of the Province of British Columbia and all disputes arising under this Agreement shall be referred to the Courts of the Province of British Columbia.

Currency

1.07 All sums of money referred to herein or to be paid or calculated pursuant to this Agreement are in the lawful currency of the United States of America unless otherwise expressly stated.

Schedules

1.08 The schedules attached hereto are hereby incorporated into this Agreement and form a part hereof. All terms defined in this Agreement shall have the same meaning in such schedules. The schedules to this Agreement are as follows:

      (a)   Schedule "A" - NRGF Financial Statements;

      (b)   Schedule "B" - Financial Statements of HFR and MRREA;

      (c)   Schedule "C" - Permitted Encumbrances;

      (d) Schedule "D" - HFR and MRREA Assets Registered in Name Other than HFR or MRREA;

      (e)   Schedule "E" - Security Provided by HFR;

      (f) Schedule "F" - List of Subscription Agreements issued after January 31, 2000;

      (g)   Schedule "G" - Form 10-SB filed by NRGF;

      (h)   Schedule "H" - No Review Letter from SEC;

      (i)   Schedule "I" - List of Shareholders of NRGF;

      (j)   Schedule "J" - Tax Returns of NRGF; and

      (k)   Schedule "K" - Certificate of Management of NRGF.


                                    ARTICLE 2
              SHARE EXCHANGE AND RESTRUCTURE OF HFR, MRREA AND NRGF

Share Exchange

2.01 The parties have agreed that in order to effect the share exchange between the existing shareholders of HFR, MRREA and NRGF and to ensure an efficient cross-border corporate structure is achieved the following matters shall be completed as part of the overall transaction:

(a) NRGF shall, forthwith, incorporate Holdco, which company shall have an authorized capital of 50,000,000 shares, consisting of:

           (i)   10,000,000 common shares without par value;

           (ii)  20,000,000 Class "A" Preferred Shares; and

           (iii) 20,000,000 Class "B" Preferred Shares;

(b)   NRGF shall take such steps as may be necessary to:

(i) forthwith create a class of Non-participating Voting shares (the "NP Shares") with each such share having the same voting rights as the NRGF common shares, and shall issue such number of NP Shares as are necessary to facilitate the transactions herein contemplated;

(ii) restructure its issued capital, without a commensurate decrease in its authorized capital, such that the existing shareholders of NRGF shall own no more than 4,989,367 common shares; and

(iii) have 437,167 warrants and 700,000 options outstanding;

(c) Those Founders who have the ability to transfer all or a part of their Founders Shares and utilize the $500,000.00 (Cdn) lifetime capital gains exemption under the Income Tax Act of Canada shall exchange such portion of their Founders Shares for units (the "Holdco A Units"), each unit consisting of a NP Share and a Class "A" Preferred Share; and

(d) The Founders Shares not transferred under section 2.01(b) shall be exchanged by the Founders for units (the "Holdco B Units"), each Unit consisting of a NP Share and a Class "B" Preferred Share being the difference from 4,500,000;

(e) At Closing, the Founders and NRGF shall enter into Put and Call Agreements. The Put Agreement shall grant the Founders the right to put a Unit to NRGF in exchange for one common share of NRGF, as such common shares are constituted after the restructure of NRGF set out in (b) above. The Call Agreement shall grant NRGF the right to call for a Holdco A or B Unit in exchange for one common share of NRGF. The Call right will not be exercisable unless and until the shareholder's redemption privilege in respect of a particular redeemable preferred share has been exercised;

(f) The special rights and restrictions on the Class "A" and "B" Preferred Shares will contain appropriate anti-dilution provisions.


                                    ARTICLE 3
MANAGEMENT REMUNERATION

3.01 HG, MRREA and NRGF agree that after the Closing the parties shall review the existing compensation of the management of HFR and MRREA and shall use their best efforts to agree upon appropriate compensation for senior management (including but not limited to William Coughlin and Carole Coughlin). In the event the parties and senior management cannot agree on appropriate compensation, the matter shall be referred to a mutually acceptable third party and failing such agreement to arbitration under the provisions of the Commercial Arbitration Act of British Columbia.


                                   ARTICLE 4
                        REPRESENTATIONS AND WARRANTIES
                         OF THE FOUNDERS, HFR AND MRREA

Representations and Warranties

4.01 The Founders, HFR and MRREA jointly and severally represent and warrant to NRGF, with the intent that NRGF will rely thereon in entering into this Agreement and in concluding the transactions contemplated hereby, that, to the best of their knowledge, information and belief:

      (a) HFR is duly incorporated and validly exists in good standing with respect to the filing of annual returns under the Company Act of British Columbia, has the necessary corporate power, authority and capacity to own its property and assets and to carry on its business as presently conducted and is duly licensed to carry on business in all jurisdictions in which it presently carries on business;

      (b) MRREA is duly incorporated and validly exists in good standing with respect to the filing of annual returns under the Canada Business Corporations Act, has the necessary corporate power, authority and capacity to own its property and assets and to carry on its business as presently conducted and is duly licensed to carry on business in all jurisdictions in which it presently carries on business;

(c) HFR is not a "reporting company" under the Company Act or a "reporting issuer" under the Securities Act (British Columbia);

      (d) MRREA is not a "reporting company" under the Canada Business Corporations Act or a "reporting issuer" under the Securities Act (British Columbia);

      (e) none of HFR and MRREA's properties or assets are in the possession of or under the control of any other Person, other than as set out in Schedule "D", which shall be transferred to HFR and/or MRREA as appropriate;

      (f) the Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with HFR and MRREA's prior fiscal periods. The Financial Statements present fairly the financial position of HFR and MRREA as at the date thereof and fairly state HFR and MRREA's income and deficit for the period covered thereby;

      (g) except to the extent reflected or reserved against in the Financial Statements or incurred subsequent to the date thereof in the ordinary and usual course of the business of HFR and/or MRREA not exceeding $25,000.00, in the aggregate, HFR and/or MRREA have provided certain security in regard to the transaction contemplated herein, specifically those matters set out in Schedule "E" attached hereto;

      (i) except for the transactions referred to or contemplated herein, or in a Schedule hereto, since the date of the balance sheet included in the Financial Statements there has not been:

            (i) any changes in the condition or operations of the business, assets or financial position of HFR and MRREA which are, individually or in the aggregate, materially adverse; or

            (ii) any damage, destruction or loss or other event, development or condition, of any character (whether or not covered by insurance) which is not generally known or which has not been disclosed to NRGF, which has or may materially and adversely affect the business, assets, properties or future prospects of HFR and MRREA;

      (j) all material financial transactions of HFR and MRREA have been accurately recorded in the books and records of HFR and MRREA and such books and records fairly present the financial position and the corporate affairs of HFR and MRREA;

      (k) except for matters disclosed herein or in a Schedule hereto, since the date of the Financial Statements, HFR and MRREA have not:

            (i) transferred, assigned, sold or otherwise disposed of any of the assets shown in the Financial Statements or cancelled any debts or claims except in each case in the ordinary and usual course of business;

            (ii) incurred or assumed any obligation or liability (fixed or contingent), except unsecured current obligations and liabilities incurred in the ordinary and normal course of business;

            (iii) declared or made, or committed  itself to make, any payment of any dividend or other distribution in respect of any of its shares or purchased or redeemed any of its shares or split, consolidated or reclassified any of its shares;

            (iv) suffered any operating loss or any material extraordinary loss or entered into any material commitment or transaction not in the ordinary and usual course of business;

            (v)   waived or surrendered any right of substantial value;

            (vi) made any gift of money or of any property or assets to any Person;

            (vii) amended or changed or taken any action to amend or change its memorandum or articles;

            (viii)increased  or agreed to increase the pay of, or paid or agreed to pay any pension, bonus, share of profits or other similar benefit of, any director, employee or officer or former director, employee or officer of HFR and MRREA;

            (ix) made payments of any kind to or on behalf of the Founders or any affiliate or associate of the Founders or under any management agreement with HFR and MRREA save and except business related expenses and salaries in the ordinary course of business and at the regular rates payable to them;

            (x) mortgaged, pledged, subjected to lien, granted a security interest in or otherwise encumbered any of its assets or property, whether tangible or intangible; or

            (xi) authorized or agreed or otherwise have become committed to do any of the foregoing;

(l) save and except as disclosed in writing to NRGF, the accounts receivable shown in the Financial Statements or acquired subsequent to the date thereof by HFR and MRREA have been recorded by HFR and MRREA in accordance with its usual accounting practices. The reserve taken for doubtful or bad accounts is adequate based on past experience of HFR and MRREA and is consistent with the accounting procedures used by HFR and MRREA in previous fiscal periods. There is nothing which would indicate that such reserve is not adequate or that a higher reserve should be taken;

(m) HFR and MRREA does not own or possess any assets other than the assets described in the Financial Statements;

      (n) HFR and MRREA are not parties to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, judgement or decree which would be violated or breached by, or under which default would occur or which could be terminated, cancelled or accelerated, in whole or in part, as a result of the execution and delivery of this Agreement or the consummation of any of the transactions provided for herein;

(o) there is not any suit, action, litigation, arbitration proceeding or governmental proceeding, including appeals and applications for review, in progress, pending or threatened against, or relating to HFR and MRREA or affecting its assets, properties or business which might materially and adversely affect the assets, properties, business, future prospects or financial condition of HFR and MRREA; and there is not presently outstanding against HFR and MRREA any judgement, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator;

      (p) HFR has kept the records required to be kept by the Company Act and any other applicable corporate legislation and such records are complete and accurate and contain all minutes of all meetings of directors and members of HFR;

      (q) MRREA has kept the records required to be kept by the Canada Business Corporations Act and any other applicable corporate legislation and such records are complete and accurate and contain all minutes of all meetings of directors and members of MRREA;

      (r) HFR and MRREA have filed, in a timely manner, all required federal or provincial tax returns under applicable federal and provincial legislation, Workers' Compensation Board returns, and other reports and information required to be filed with all applicable government authorities, agencies or regulatory bodies;

      (s)   HFR and MRREA have not:

            (i) disposed of anything to a Person with whom it was not dealing at arm's length for proceeds less than the fair market value thereof; or

            (ii) discontinued carrying on any business in respect of which non-capital losses were incurred, and any non-capital losses which HFR and MRREA have are not losses from property or business investment losses;

(t)   the authorized capital of HFR consists of 403,000 shares divided into:

      (i)   1,000 Class "A" Voting Common Shares with a par value of $1.00 each;

      (ii)  1,000 Class "B" Voting Common Shares with a par value of $1.00 each;

    (iii) 1,000 Class "C" Voting Common Shares with a par value of $100.00 each;

    (iv)  100,000 Class "D" Voting common Shares with a par value of $0.01 each;

  (v) 100,000 Class "E" Non-Voting Preference Shares with a par value of $0.01 each;

(vi) 100,000 Class "F" Non-Voting Preference Shares with a par value of $0.01 each; and

(vii)100,000 Class "G" Non-Voting Preference Shares with a par value of $0.01 each;

      of which the following shares are issued and outstanding as fully paid and non-assessable:

            (i)   100 Class "A";

            (ii)  100 Class "B"; and

            (iii) 20,000 Class "D";

            No Person has any agreement or option, present or future, contingent, absolute or capable of becoming an agreement or option or which with the passage of time or the occurrence of any event could become an agreement or option:

            (i) to require HFR to issue any further or other shares in its capital or any other security convertible or exchangeable into shares in its capital or to convert or exchange any securities into or for shares in the capital of HFR;

(ii) for the issue or allotment of any of the authorized but unissued shares in the capital of HFR;

(iii)to require HFR to purchase, redeem or otherwise acquire any of the issued and outstanding shares in the capital of HFR; or

            (iv)  to acquire HFR Shares;

      (u) the authorized capital of MRREA consists of an unlimited number of shares of one class of which six (6) shares are issued and outstanding as fully paid and non-assessable. No Person has any agreement or option, present or future, contingent, absolute or capable of becoming an agreement or option or which with the passage of time or the occurrence of any event could become an agreement or option:

            (i) to require MRREA to issue any further or other shares in its capital or any other security convertible or exchangeable into shares in its capital or to convert or exchange any securities into or for shares in the capital of MRREA;

(ii) for the issue or allotment of any of the authorized but unissued shares in the capital of MRREA;

(iii)to require MRREA to purchase, redeem or otherwise acquire any of the issued and outstanding shares in the capital of MRREA; or

            (iv)  to acquire MRREA Shares;

      (v) except as described in Schedule "C", the Founders are the registered holders and beneficial owners of the Founders Shares, free and clear of all liens, charges and encumbrances whatsoever;

      (w) the HFR and MRREA Shares have been, or at Closing will be, duly and validly allotted and issued and outstanding as a fully paid and non-assessable shares in the capital of HFR and MRREA;

      (x) the Founders have good and sufficient right and authority, or will as of the Closing have such right and authority, to enter into this Agreement on the terms and conditions herein contained and to transfer the legal and beneficial title to the Founders Shares to Holdco;

      (y) certain of the HFR and MRREA Shares were issued under certain exemptions from the prospectus and registration requirements under the Securities Act of British Columbia applicable to non-reporting "private" issuers, or under Rule 506 promulgated under Regulation D of the Securities Act and accordingly may be subject to trading restrictions under applicable Securities legislation;

      (z) this Agreement constitutes a valid, binding and enforceable obligation of the Founders. On Closing, the Founders will not be a party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, statute, regulation, order, judgement, decree or law which would be violated, contravened or breached by or under which any default would occur as a result of the execution and delivery by the Founders of this Agreement or the performance by the Founders of any of the terms hereof; and

      (aa) except as disclosed herein or a schedule hereto or in the ordinary course of business as presently carried on, at Closing HFR and MRREA will not be indebted to the Founders or any employees of HFR and MRREA or any affiliate or associate of the Founders, on any account whatsoever.

Survival

4.02 The representations and warranties contained in section 4.01 shall survive the completion of the transactions contemplated by this Agreement and shall continue in full force and effect for the benefit of NRGF thereafter, notwithstanding any independent enquiry or investigation by NRGF, for a period of two (2) years from the Closing.

Indemnity

4.03 The Founders covenant to indemnify and hold harmless NRGF from and against any loss, claims, damages, liability, expenses and costs, including any payment made in good faith in settlement of any claim or potential claim, arising from any of the representations and warranties set forth in section 4.01 being incorrect or breached.


                                    ARTICLE 5
                     REPRESENTATIONS AND WARRANTIES OF NRGF

5.01 NRGF represents and warrants to the Founders, HFR and MRREA, with the intent that the Founders, HFR and MRREA will rely thereon in entering into this Agreement and in concluding the transactions contemplated hereby, that, to the best of their knowledge, information and belief:

      (a) NRGF was duly incorporated in the state of Nevada on June 05, 1996. NRGF is a valid and subsisting corporation in good standing under the laws of Nevada, has the necessary corporate power, authority and capacity to own its property and assets and to carry on its business as presently conducted and is duly licensed to carry on business in all jurisdictions in which it presently carries on business;

(b) NRGF is a "reporting company" under the Securities Act, and its shares have been approved for trading through an authorized "Market Maker" in the NASD:OTC Electronic Bulletin Board;

(c) the NRGF Financial Statements have been prepared in accordance with generally accepted accounting principles of the United States of America (U.S. GAP) applied on a basis consistent with NRGF's prior fiscal periods. The NRGF Financial Statements present fairly the financial position of NRGF as at the date thereof and fairly state NRGF's income and deficit for the period covered thereby. Attached hereto as Schedule "F" is a list of Subscription Agreements issued after the Financial Statements of NRGF were prepared;

(d) the authorized capital of NRGF consists of 50,000,00 shares of common stock and 10,000,00 preferred shares, of which 4,989,367 common shares are issued and outstanding as fully paid and non-assessable. There also exists 437,167 warrants and 700,000 options which may be exercised. No Person has any agreement or option, present or future, contingent, absolute or capable of becoming an agreement or option or which with the passage of time or the occurrence of any event could become an agreement or option:

            (i) to require NRGF to issue any further or other shares in its capital or any other security convertible or exchangeable into shares in its capital or to convert or exchange any securities into or for shares in the capital of NRGF;

(ii) for the issue or allotment of any of the authorized but unissued shares in the capital of NRGF;

(iii)to require NRGF to purchase, redeem or otherwise acquire any of the issued and outstanding shares in the capital of NRGF; or

(iv)  to acquire NRGF Shares;

(e) NRGF's shares have been duly and validly allotted and issued and are outstanding as a fully paid and non-assessable shares in the capital of NRGF;

(f) NRGF has good and sufficient right and authority to enter into this Agreement on the terms and conditions herein contained;

      (g) this Agreement constitutes a valid, binding and enforceable obligation NRGF. On Closing, NRGF will be a party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, statute, regulation, order, judgement, decree or law which would be violated, contravened or breached by or under which any default would occur as a result of the execution and delivery by NRGF of this Agreement or the performance NRGF of any of the terms hereof;

      (h)   The current director and officer of NRGF is Christine Cerisse;

      (i) NRGF filed a registration statement on Form 10-SB with the United States Securities and Exchange Commission ("SEC") on January 24, 2000, a copy of which is attached hereto as Schedule "G". NRGF received a "no review" letter from the SEC dated January 28, 2000, a copy of which is attached hereto as Schedule "H";

(j) As of March 24, 2000, NRGF has filed all forms, reports, statements and other documents required to be filed with:

            (i)   the SEC including:

(A)   all Annual Reports on Form 10-K;

(B)   all Quarterly Reports on Form 10-Q;

(C)                     all   proxy,   information   or   consent   solicitation
                        statements relating to meetings of stockholders or consents in lieu thereof (whether annual or special );

(D)   all Current Reports on Form 8-K; and

(E) all other reports, schedules, registration statements or other documents (collectively referred to as the "NRGF SEC Reports"); and

(ii) any applicable state or provincial securities authorities and all forms, reports, statements and other documents required to be filed with any other applicable federal, state, or provincial regulatory authorities, except where the failure to file any such forms, reports, statements or other documents would not have a Material Adverse Effect (all such forms, reports, statements and other documents in clauses (i) and
                  (ii) of this Section 6.01 (aa) being referred to herein, collectively, as the "NRGF Reports"). The NRGF Reports, including all NRGF Reports filed after the date of this Agreement and prior to the Closing Date (A) were or will be prepared in accordance with the requirements of applicable law (including, with respect to NRGF SEC Reports, the Exchange Act, and the rules and regulations of the SEC thereunder applicable to such NRGF SEC Reports) and (B) did not at the time they were filed, or will not at the time they are filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(k) attached hereto as Schedule "I" is a certified list of the stockholders of NRGF as of March 28, 2000;

      (l) NRGF will use their reasonable best efforts to cause NRGF Transfer Agent to deliver at Closing:

(i) confirmation that the Transfer agent retains in safekeeping all certificates that have been or should be cancelled on the registration of transfer thereof and that all of such cancelled certificates have on their face in conspicuous permanent ink or perforations the word "cancelled"; and

(ii) confirmation that all stock certificates issued to date and all unissued blank certificates are sequentially numbered and that all of such certificates are accounted for as either cancelled and in the possession of the Transfer Agent, outstanding, or unissued;

(m) NRGF acknowledges that the Founders, HFR and MRREA's purpose in entering into this Agreement is to obtain an investment vehicle to enhance HFR and MRREA's opportunities to raise equity capital to assist in the growth of its operations and represent and warrant that they know of no reason, other than requirements of federal, state, and provincial securities law, which would inhibit or impair the ability of NRGF to raise equity capital by way of additional stock sales or for a liquid market to develop in such common stock by trading in the over the counter securities market, free from illegal influence or manipulation. NRGF knows of no reason why immediately after the transactions herein contemplated, NRGF would be restricted in its choice of:

(i)  one or more broker-dealers to market or underwrite its securities;

(ii) one or more attorneys to assist in NRGF's compliance with all securities laws and other legal affairs;

(iii)one or more accountants or CPA's to audit, review or compile the financial statements of NRGF;

(iv)  who NRGF can appoint as its directors, officers, employees or agents; or

(v) what price to offer its securities for to the open market, or to any existing shareholder, or to any person or which would restrict the number, type or value of any securities to be sold by NRGF after the closing as herein contemplated;

      (n) NRGF has filed all federal income tax returns required to be filed and all such returns and forms have been completed accurately and correctly in all respects. Attached hereto as Schedule "J" are copies of the tax returns filed on behalf of NRGF for 1997, 1998 and 1999.

Survival

5.02 The representations and warranties contained in section 5.01 shall survive the completion of the transactions contemplated by this Agreement and shall continue in full force and effect for the benefit of HFR, MRREA and the Founders thereafter, notwithstanding any independent enquiry or investigation by such parties, for a period of two (2) years from the Closing.

Indemnity

5.03 NRGF covenants to indemnify and hold harmless HFR, MRREA and the Founders from and against any loss, claims, damages, liability, expenses and costs, including any payment made in good faith in settlement of any claim or potential claim, arising from any of the representations and warranties set forth in section 5.01 being incorrect or breached.


                                    ARTICLE 6
                               NRGF DUE DILIGENCE

6.01 The Founders, HFR and MRREA requested that NRGF make certain representations and warranties in regard to NRGF that current management of NRGF were either unable or unwilling to make. Accordingly, the parties have agreed that prior to Closing they will use their reasonable best efforts and conduct such reasonable due diligence as may be necessary to confirm the following:

(a) that except as disclosed in the NRGF Financial Statements, NRGF does not have any outstanding indebtedness or any liabilities or obligations (whether accrued, contingent or otherwise) as of the date of the balance sheet;

(b) that since the date of the balance sheet included in the NRGF Financial Statements there has not been:

            (i) any changes in the condition or operations of the business, assets or financial position of NRGF which are, individually or in the aggregate, materially adverse; or

            (ii) any damage, destruction or loss or other event, development or condition, of any character (whether or not covered by insurance) which is not generally known or which has not been disclosed to NRGF, which has or may materially and adversely affect the business, assets, properties or future prospects of NRGF;

(c) that all material financial transactions of NRGF have been accurately recorded in the books and records of NRGF and such books and records fairly present the financial position and the corporate affairs of NRGF;

(d)   that since the date of the NRGF Financial Statements, NRGF has not:

            (i) transferred, assigned, sold or otherwise disposed of any of the assets shown in the NRGF Financial Statements or cancelled any debts or claims except in each case in the ordinary and usual course of business;

            (ii) incurred or assumed any obligation or liability (fixed or contingent), except unsecured current obligations and liabilities incurred in the ordinary and normal course of business exceeding $10,000.00 (US), in the aggregate;

            (iii) declared or made, or committed  itself to make, any payment of any dividend or other distribution in respect of any of its shares or purchased or redeemed any of its shares, consolidated or reclassified any of its shares;

            (iv) suffered any operating loss or any material extraordinary loss or entered into any material commitment or transaction not in the ordinary and usual course of business;

            (v)   waived or surrendered any right of substantial value;

(vi) made any gift of money or of any property or assets to any Person; and

            (vii) other than the split in its issued  capital  and the change of corporate name disclosed to the parties hereto, amended or changed or taken any action to amend or change its Articles of Incorporation or Bylaws.

(e) that NRGF does not own or possess any assets other than the assets described in the NRGF Financial Statements;

      (f) that NRGF is not party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, judgement or decree which would be violated or breached by, or under which default would occur or which could be terminated, cancelled or accelerated, in whole or in part, as a result of the execution and delivery of this Agreement or the consummation of any of the transactions provided for herein;

      (g) that there is not any suit, action, litigation, arbitration proceeding or governmental proceeding, including appeals and applications for review, in progress, pending or threatened against, or relating to NRGF or affecting its assets, properties or business which might materially and adversely affect the assets, properties, business, future prospects or financial condition of NRGF; and there is not presently outstanding against NRGF any judgement, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator;

      (h) that the books and records, financial and otherwise, of NRGF are in all material respects complete and correct and have been made and maintained in accordance with sound business and bookkeeping practices and, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of NRGF. NRGF has maintained a system of internal accounting controls sufficient to provide reasonable assurances that:

(i) transactions have been and are executed in accordance with management's general or specific authorization;

(ii) transactions are recorded as necessary to permit the preparation of financial statements in conformity with generally accepted accounting principals or any other criteria applicable to such statements and to maintain accountability for assets;

(iii)access to assets is permitted only in accordance with management's general or specific authorization; and

(iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

      (i) that NRGF holds all permits, licenses, consents and authorities issued by any government or governmental authority, or any municipal, regional or other authority, or any subdivision thereof, including, without limitation, any governmental department, commission, bureau, board or administrative agency, which are necessary or desirable in connection with the conduct and operation of NRGF's business and is not in breach of or in default under any term or condition of any thereof;

      (j)   that NRGF:

            (i) is filing all federal income tax returns and election forms and the tax returns of any other jurisdiction required to be filed and all such returns and forms have been completed accurately and correctly in all respects;

            (ii)  has filed in a timely manner all other reports and information
                  required   to  be  filed   with  all   applicable   government
                  authorities, agencies or regulatory bodies;

            (iii) has paid all taxes  (including all federal,  state,  local and property taxes, assessments or other imposts in respect of its income, business, assets or property) and all interest and penalties thereon with respect to NRGF, for all previous years and all required instalment payments due for the current fiscal year have been paid; and

(iv) has provided adequate reserves for all taxes for the periods covered by, and such reserves are reflected in, the NRGF Financial Statements;

            and there is no agreement, waiver or other arrangement providing for an extension of time with respect to the filing of any tax return, or payment of any tax, governmental charge or deficiency by NRGF nor is there any action, suit, proceeding, investigation or claim now threatened or pending against NRGF in respect of, or discussion underway with any governmental authority relating to, any such tax or governmental charge or deficiency;

      (k)   that NRGF has not:

            (i) disposed of anything to a Person with whom it was not dealing at arm's length for proceeds less than the fair market value thereof; or

            (ii) discontinued carrying on any business in respect of which non-capital losses were incurred, and any non-capital losses which NRGF has are not losses from property or business investment losses;

      (l) that the NRGF Financial Statements and schedules attached to the corporate income tax returns as filed by NRGF for each of its taxation years reflect and disclose all transactions to which NRGF was party as required by the Internal Revenue Code or other applicable revenue laws and all of the transactions to which NRGF was or is a party are reflected or disclosed in such NRGF Financial Statements and schedules and the corporate income tax returns;

      (m) that the minute book of NRGF contains, and will contain at the Closing Date, evidence of the due election and incumbency of the board of directors and officers of NRGF executing this Agreement or any document, certificate, or other instrument executed in order to consummate the transactions herein contemplated together with an accurate and complete record of the proceeds of all meeting of directors, committees thereof, or stockholders and all written consents in lieu thereof;

      (n) that the information set forth in the any Schedule delivered by NRGF is complete and accurate and does not contain any untrue statement of material fact, or omit a material fact necessary in order to make the statements contained therein, in light of the circumstances under which such statements are or were made, not misleading; and

      (o) that neither NRGF nor, to the best of NRGF's knowledge, any other person, has at any time during the past year or currently has any agreement, plan, or arrangement to at any time in the future to provide to any securities broker-dealer any incentive or inducement, financial or otherwise, to publish quotations for the common stock of NRGF at any specific or minimum prices or amounts or to execute any specific transactions in such common stock, other than usual and customary commissions and mark-ups.

6.02  NRGF  agrees  to  deliver  on  Closing,   the  Certificate  of  Management
substantially in the form as attached as Schedule "K" in regard to certain of the statements as set out herein.

6.03 If a party determines that any of the matters set out in Section 6.01 hereof are materially incorrect, such party shall immediately advise the other parties hereto and all parties shall use their reasonable best efforts to remedy such defect. If such defect cannot be resolved the parties shall either accept such defect or utilize the right to terminate this Agreement set out in Article
7.02 and 7.07 hereof.


                                    ARTICLE 7
                      CONDITIONS PRECEDENT TO COMPLETION

Conditions Precedent to Obligation of NRGF

7.01 The obligation of NRGF to carry out the terms and conditions of this Agreement is subject to and conditional upon the fulfilment, on or before the Completion Date, of the following conditions:

      (a) the representations and warranties of the Founders, HFR and MRREA set out in Article 5 shall be true and correct at and as of the Completion Date as if such representations and warranties were made at and as of the Completion Date;

      (b) the Founders shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by the Founders on or before the Completion Date; and

      (c) the Founders shall have delivered or caused to be delivered to NRGF or HFR and/or MRREA the documents and other items referred to in
            Section 8.02.

7.02 The obligation of NRGF to carry out the terms and conditions of this Agreement is subject to and conditional upon the fulfilment, on or before the Completion Date of a due diligence review of HFR and MRREA satisfactory to NRGF.

7.03 The conditions described in section 7.01 and 7.02 are conditions only to NRGF being required to complete the transactions contemplated by this Agreement and are not conditions to the existence of a binding agreement. If the conditions described in section 7.01 have not been satisfied or waived at or prior to the Completion Date, NRGF may elect not to complete.

7.04 All of the conditions precedent set out in section 7.01 and 7.02 are for the sole and exclusive benefit of NRGF and may be waived, in whole or in part, by notice in writing to the Founders. Subject to section 7.02, all such conditions precedent shall merge in the closing documents on Closing.

Conditions Precedent to Obligation of the Founders

7.05 The obligation of the Founders, HFR and MRREA to carry out the terms and conditions of this Agreement is subject to and conditional upon the fulfilment, on or before the Completion Date of the following:

(a) the representations and warranties of NRGF set out in Articles 6 shall be true and correct at and as of the Completion Date as if such representation and warranties were made at and as of the Completion Date;

(b) NRGF having performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by NRGF on or before the Completion Date;

(c) NRGF, as the case may be, shall have delivered or caused to be delivered to HFR and MRREA or the Founders the documents and other item referred to in Section 8.01;

(d) there shall not be any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transaction contemplated hereby by and governmental entity in connection with the grant of a regulatory approval necessary, in the reasonable business judgement of NRGF, to the continuing operation of the current or future business of the combined enterprises, which imposes any condition or restriction upon NRGF or its proposed future business or operations which, in the reasonable business judgement of HFR and MRREA, would be materially burdensome in the context of the transactions contemplated by this Agreement;

(e) NRGF shall not have received notice of or otherwise have knowledge of any pending inquiry, matter under investigation, formal order of investigation, or other possible enforcement action from the SEC or any provincial or state securities or other regulatory authority involving or possibly involving, whether or not actually threatened, any violation of any law administered by such agency or authority by either NRGF or any of its present or former affiliates or persons acting in concert with any of them; and

(f) At, or immediately after, Closing the issued capital of NRGF (on a fully diluted basis), exclusive of shares to be issued hereunder, shall not exceed 4,989,367 common shares.

7.06 The obligations of HFR, MRREA and the Founders to carry out the terms and conditions of this Agreement is subject to and conditional upon the fulfilment, on or before the Completion Date, of a due diligence review of NRGF satisfactory to the Founders. The parties acknowledge that after Closing the current directors of HFR and MRREA will become the directors of NRGF, that current management of NRGF may not have actual knowledge of the matters represented by it in Article 7 hereof, and accordingly, all parties agree to assist the Founders in completing their due diligence hereunder.

7.07 The conditions described in section 7.05 and 7.06 are conditions only to the Founders being required to complete the transactions contemplated by this Agreement and are not conditions to the existence of a binding agreement. If such conditions have not been satisfied or waived at or prior to the Completion Date, the Founders may elect not to complete.

7.08 The conditions precedent set out in section 7.05 and 7.06 are for the sole and exclusive benefit of the Founders and may be waived, in whole or in part, by notice in writing to NRGF. Subject to section 5.02, all such conditions precedent shall merge in the closing documents on Closing.

7.09        The Founders covenant and agree as follows:

(a) to vote in favour of all resolutions placed before shareholders of HFR and MRREA which are contemplated hereunder; and

(b) to provide full access to the books, records and Property and other property of HFR and MRREA and to co-operate and provide assistance to NRGF in connection with all filings with and approvals required as a result of the transactions contemplated hereunder.

7.10 NRGF covenant and agree to maintain confidentiality with respect to the business and affairs of HFR and MRREA resulting from the review by NRGF of the books and records of HFR and MRREA.


                                    ARTICLE 8
PRE-CLOSING DELIVERIES

8.01 Within five (5) days after the date of this Agreement, NRGF shall deliver to HFR and MRREA, at HFR and MRREA's offices originals or true and correct copies of all:

(a) Written contracts relating to stockholders, directors, officers, employees, and agents;

(b) Written contracts relating to any agreement with a securities broker or underwriter concerning holding, selling, marketing, or otherwise buying or selling stock or other securities of NRGF;

(c)   Written contracts with attorneys engaged by NRGF;

(d)   Written contracts with accountants engaged by NRGF;

(e) Written contracts with any other professional or agent of NRGF not specified in subparagraphs (a) through (d) above;

(f) The current stockholder list, showing each stockholder's name, address, number of shares owned, and denomination and date of each certificate, all as of a date within five (5) days of the date of this Agreement;

(g) A transaction register from NRGF's Transfer Agent setting forth the details of all issuance's of common stock certificates, indicating in the case of each certificate the date of issuance, certificate number, number of shares, registered owner, and whether such certificate constitutes an original issuance or the transfer of outstanding stock, indicating, in the case of transfers, the number of the certificate from which such stock was transferred;

(h) All filings, notices, or other communications with the SEC and the NASD, together with copies of all communications received by NRGF;

(i) All filings, notices, or other communication from either the SEC or the NASD, with any state securities commission, state corporations commission, or similar agency, together with copies of all communication received by NRGF from any such authority;

(j) All filings with any non-United States securities commission, non-United States corporations commission, Canadian province, or similar authority; and

(k) The Certificate of Management substantially in the form as attached as Schedule "K" in regard to certain of the statements as set out herein.

8.02 Within five (5) days after the date of this Agreement, HFR and MRREA shall deliver to NRGF, at NRGF's office originals or true and correct copies of all:

(a) Written contracts relating to stockholders, directors, officers, employees, and agents;

      (b) Written contracts relating to any agreement with a securities broker or underwriter concerning holding, selling, marketing, or otherwise buying or selling stock or other securities of HFR and MRREA;

      (c)   Written contracts with attorneys engaged by HFR and MRREA;

      (d)   Written contracts with accountants engaged by HFR and MRREA;

(e) Written contracts with any other professional or agent of HFR and MRREA not specified in subparagraphs (a) through (d) above;

      (f) The current stockholder list, showing each stockholder's name, address, number of shares owned, and denomination and date of each certificate, all as of a date within five (5) days of the date of this Agreement;

      (g) A transaction register from HFR and MRREA's Transfer Agent setting forth the details of all issuance's of common stock certificates, indicating in the case of each certificate the date of issuance, certificate number, number of shares, registered owner, and whether such certificate constitutes an original issuance or the transfer of outstanding stock, indicating, in the case of transfers, the number of the certificate from which such stock was transferred;

      (h) All filings, notices, or other communications with all government and regulatory bodies, together with copies of all communications received by HFR and MRREA;

      (i) All filings, notices, or other communication from all government and regulatory bodies, with any provincial securities commission, provincial corporations commission, or similar agency, together with copies of all communication received by HFR and MRREA from any such authority; and

      (j) All filings with any non-United States securities commission, non-United States corporations commission, Canadian province, or similar authority.


                                   ARTICLE 9
                                    CLOSING

Time and Place of Closing

9.01 The purchase and sale of HFR and MRREA Shares and the other transactions contemplated by this Agreement shall be completed at 10:00 a.m. (local time in Vancouver, British Columbia) on the Completion Date at the offices of Holmes Greenslade, 1440-1066 West Hastings Street, Vancouver, British Columbia, V6E 3X1 or at such other time and place as may be agreed to by the parties.

Closing Documents

9.02        At the Closing, the Founders shall deliver to NRGF the following:

(a) share certificates representing the HFR and MRREA Shares duly endorsed for transfer to Holdco in exchange for the Holdco A or B Units;

(b) a resolution of the Board of HFR and MRREA authorizing the transfer of the issued and outstanding shares of HFR and MRREA acquired hereunder from the current shareholders to Holdco;

(c) an opinion of legal counsel to HFR to the validity of the issuance of the HFR Shares;

(d) an opinion of legal counsel to MRREA to the validity of the issuance of the MRREA Shares; and

      (i) such other documents and instruments that may be necessary to complete the transactions contemplated hereunder.

9.03 At the Closing, NRGF shall deliver, or cause to be delivered, the following:

(a)   an opinion of legal counsel of NRGF in a form as agreed with NRGF;

(b)   Holdco A Units and Holdco B Units to the Founders;

(c) a resolution duly appointing the following to fill the vacancies on the board of NRGF resulting therefrom so as to reconstitute the board of NRGF without holding a stockholder meeting:

                  William Coughlin
                  Robert Dent
                  James Sanford

(d) such other documents and instruments that may be necessary to complete the transactions contemplated hereunder.

9.04 At the Closing, HFR and MRREA shall deliver, or cause to be delivered, the following:

(a) Class "A", Class "B" and Class "D" shares in the capital stock of HFR in the amounts registered in the name of the Founders for the shares exchanged for Holdco; and

(b) common shares registered in the capital stock of MRREA registered in the name of the Founders for the shares exchanged for Holdco.

                                   ARTICLE 10
                              POST CLOSING MATTERS

10.01 After the Closing, the parties hereto shall co-operate and assist each other in making any necessary securities or tax filings or elections that are required, or recommended to be made by a party, including:

(a) a notice on Form D to be filed by NRGF with the SEC relating to the issuance of the NRGF Shares and other securities as contemplated by this Agreement; and

(b) the information respecting the appointment of new NRGF directors otherwise than at a meeting of stockholders required by Rule 14f-1 promulgated under the Exchange Act to be filed with the SEC and provided to security holders at least 10 days prior to the date such directors take office.

                                  ARTICLE 11
                              GENERAL PROVISIONS

Force Majeure

11.01 The obligations of the parties hereto shall be excused during such time as, and to the extent that, performance is prevented by an occurrence or act beyond their respective control and not due to their fault or negligence, including, without limitation, action of the elements, riots, fire, war, acts of God, and any ruling, ordinance, law or regulation of any local, state or federal governmental body having jurisdiction over either party.

Notices

11.02 All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, faxed or mailed postage prepaid addressed as follows:

To HFR:           Home Finders Realty Ltd.
                  33163 - 2nd Avenue
                  Mission, B.C.
                  V2V 6T8
                  Facsimile: 1-888-454-8894

To MRREA:         Most Referred Real Estate Agents Inc.
                  33163 - 2nd Avenue
                  Mission, B.C.
                  V2V 6T8

                  Facsimile: 1-888-454-8894

To the Founders:  William Coughlin and Carole Coughlin
                  11202 Stave Lake Road
                  Mission, B.C.
                  V2V 4J1

                  Facsimile: 1-888-454-8894

To NRGF:          North American Resort & Golf, Inc.
                  676 - 757 West Hastings Street
                  Vancouver, B.C.
                  V6C 1A1

                  Facsimile:  (604) 681-7846

or to such other address as may be given in writing by the parties and shall be deemed to have been received, if delivered by hand, on the date of delivery, if faxed to the facsimile numbers set out above, on the business day next following the date of transmission and if mailed as aforesaid to the addresses set out above then on the fifth business day following the posting thereof provided that if there shall be between the time of mailing and the actual receipt of the notice a mail strike, slowdown or other labour dispute which might affect the delivery of the notice by the mails, then the notice shall only be effective if actually delivered or faxed to the facsimile numbers set out above.

Non-Merger

11.03 Notwithstanding the completion of the transactions contemplated by this Agreement, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation, warranty, covenant or agreement) or any investigation made by NRGF or the Founders, the representations, warranties, covenants and agreements of the parties set forth herein shall survive the Completion Date and will remain in full force and effect and shall not be extinguished or merged in any way by the delivery or recording of any deed or any other instrument relating to the completion of the transactions contemplated by this Agreement.

Time of Essence

11.04 Time is hereby expressly made of the essence of this Agreement with respect to the performance by the parties of their respective obligations under this Agreement.

Binding Effect

11.05 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

Entire Agreement

11.06 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous expectations, understandings, communications, representations and agreements whether verbal or written between the parties with respect to the subject matter hereof.

Further Assurances

11.07 Each of the parties hereto hereby covenants and agrees to execute such further and other documents and instruments and do such further and other things as may be necessary or desirable to implement and carry out the intent of this Agreement.

Amendments

11.08 No amendment to this Agreement shall be valid unless it is evidenced by a written agreement executed by all of the parties hereto.

Counterparts

11.09       This Agreement may be executed in counterpart and/or by facsimile.

            IN WITNESS WHEREOF the parties hereto have executed this Agreement on the day and year first above written.

THE CORPORATE SEAL OF               )
HOME FINDERS REALTY LTD.            )
-------------------------------------
was affixed hereto in the           )
-------------------------------------
presence of:                        )
-------------------------------------
                                    )
                                    )           c/s
-------------------------------------
Authorized Signatory                )
                                    )
                                    )
Authorized Signatory                )

THE CORPORATE SEAL OF               )
MOST REFERRED REAL ESTATE AGENTS    )
-------------------------------------
INC. was affixed hereto in the      )
-------------------------------------
presence of:                        )
-------------------------------------
                                    )
                                    )           c/s
-------------------------------------
Authorized Signatory                )
                                    )
                                    )
Authorized Signatory                )

SIGNED, SEALED AND DELIVERED        )
by WILLIAM COUGHLIN                 )
in the presence of:                 )
                                    )
                                    )
                                    )          ---------------------------------
Signature of Witness                )          WILLIAM COUGHLIN
                                    )
                                    )
Name (print)                        )
                                    )
                                    )
Address                             )
                                    )
                                    )
Occupation                          )


SIGNED, SEALED AND DELIVERED        )
by CAROLE COUGHLIN                  )
in the presence of:                 )
                                    )
                                    )
                                    )          ---------------------------------
Signature of Witness                )          CAROLE COUGHLIN
                                    )
                                    )
Name (print)                        )
                                    )
                                    )
Address                             )
                                    )
                                    )
Occupation                          )

THE CORPORATE SEAL OF               )
NORTH AMERICAN RESORT &             )
GOLF, INC. was affixed hereto       )
in the presence of:                 )
-------------------------------------
                                    )
                                    )           c/s
-------------------------------------
Authorized Signatory                )
                                    )
                                    )
Authorized Signatory                )

            THIS AGREEMENT made as of the 26th day of April, 2000.

BETWEEN:

            WILLIAM COUGHLIN, Businessman of 11202 Stave Lake Road, Mission, B.C., V2V 4J1.

                  (the "Vendor")

                                                            OF THE FIRST PART
AND:

            604587 BRITISH COLUMBIA LTD., a company duly incorporated pursuant
            ----------------------------
            to the laws of the British Columbia and having its registered and records office at 1440 - 1066 West Hastings Street, Vancouver, B.C., V6E 3X1.

                  (the "Purchaser")

                                                           OF THE SECOND PART

WHEREAS:

A. The Vendor is the legal and beneficial owner of 100 Class "A" and 10,000 Class "D" shares in the capital of Home Finders Realty Ltd. ("HFR") and 4 Common shares in the capital stock of Most Referred Real Estate Agents Inc. ("MRREA") (collectively the "Property");

B. The Vendor has agreed to sell and the Purchaser has agreed to purchase the Property from the Vendor on the terms and conditions set forth in this Agreement; and

C. The Vendor and the Purchaser have agreed that the purchase price of the Property shall be the fair market value thereof; and

D. The Vendor and the  Purchaser  have  agreed to make an  election  pursuant to section 85 of the Income Tax Act of Canada with respect to the purchase and sale of the Property.

THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Effective April 26, 2000, the Vendor sells and the Purchaser purchases the Property at and for a price equal to the fair market value of the Property at the date of this Agreement, the best estimate of which is $2,250,000.00 (US) (the "Estimated Value"). This Estimated Value is allocated as to:

1283 Class "D" Shares in HFR  )           285,817 Class "A" Preference Shares

100 Class "S" Shares in HFR         )
8,717 Class "D" Shares in HFR )           1,964,183 Class "B" Preference Shares
4 Common Shares in MRREA      )

2. In consideration of the transfer of the Property to it by the Vendor, the Purchaser will issue to the Vendor 285,817 Class "A" Preferred Shares and 1,964,183 Class "B" Preferred Shares with an aggregate redemption value equal to the Estimated Value.

3. The Vendor represents and warrants that he is the beneficial owner of the Property and that the Property is free and clear of all encumbrances of every nature and kind whatsoever and is freely saleable and transferable to the Purchaser.

4.          The Vendor and the Purchaser covenant and agree that:

(a) the purchase price of the Property will be the fair market value of the Property at the date of this Agreement; and

(b) the purchase price as provided in Paragraph 1 is the best estimate of the fair market value of the Property presently available.

5.          If:

      (a) the Minister of National Revenue or any other competent authority at any time questions or proposes to issue or issues any assessment or assessments that would impose or imposes any liability for tax of any nature or kind on any of the parties or on any other person on the basis that the fair market value of the Property at the date of this Agreement is greater or lesser than the Estimated Value; and

      (b) the Vendor and the Purchaser agree or a competent tribunal finally adjudges that the fair market value of the Property is a greater or lesser amount (the "Adjusted Value") than the Estimated Value, then:

      (c) the redemption amount in respect of the Class "A" and Class "B" shares in the capital of the Purchaser, as that term is defined by reference to the Memorandum and Articles of the Purchaser, will be determined by reference to the Adjusted Value to the exclusion of the Estimated Value; and

      (d) the Vendor and the Purchaser will do all such things and perform all such acts as may be necessary to revise the redemption amount accordingly.

6. If any of the Class "A" and Class "B" shares in the capital of the Purchaser are sold or otherwise disposed of by the Vendor prior to the adjustment referred to in Paragraph 5 having been made, then the Vendor will:

(a) cause the transferee of such shares to agree in writing to be bound by the terms and conditions of Paragraph 5; and

      (b) cause the transferee to agree with the Vendor to adjust the price paid by the transferee for such shares if the redemption amount in respect of such shares is adjusted pursuant to Paragraph 5.

7. The Vendor and the Purchaser will elect in the prescribed manner and within the prescribed time, pursuant to the provisions of subsection 85 of the Income Tax Act, S.C. 1970-71, c.63, as amended, (the "Act"), to effect the transfer of the Property at agreed amounts equal to the best estimates of the cost amounts (as defined in subsection 248(1) of the Act) of the Property.

8. The Vendor and the Purchaser will do all such further acts and things as may be necessary to give effect to the terms and conditions of this Agreement.

9. This Agreement will enure to the benefit of and be binding upon the Vendor and the Purchaser and their respective heirs, successors and assigns.

IN WITNESS WHEREOF the parties have entered into this Agreement as of the date and year first above written.

SIGNED, SEALED AND DELIVERED        )
by WILLIAM COUGHLIN                 )
in the presence of:                 )
                                    )
                                    )
                                    )            -------------------------------
Signature of Witness                )            WILLIAM COUGHLIN
                                    )
                                    )
Name (print)                        )
                                    )
                                    )
Address                             )
                                    )
                                    )
Occupation                          )


THE CORPORATE SEAL OF               )
604587 BRITISH COLUMBIA LTD.        )
-------------------------------------
was affixed hereto in the
presence of:                        )
-------------------------------------
                                    )
                                    )           c/s
-------------------------------------
Authorized Signatory                )
                                    )
                                    )
Authorized Signatory                )

            THIS AGREEMENT made as of the 26th day of April, 2000.

BETWEEN:

            CAROLE COUGHLIN, Businessman of 11202 Stave Lake Road, Mission, B.C., V2V 4J1.

                  (the "Vendor")

                                                            OF THE FIRST PART
AND:

            604587 BRITISH COLUMBIA LTD., a company duly incorporated pursuant
            ----------------------------
            to the laws of the British Columbia and having its registered and records office at 1440 - 1066 West Hastings Street, Vancouver, B.C., V6E 3X1.

                  (the "Purchaser")

                                                           OF THE SECOND PART

WHEREAS:

A. The Vendor is the legal and beneficial owner of 100 Class "A" and 10,000 Class "D" shares in the capital of Home Finders Realty Ltd. ("HFR") and 2 Common shares in the capital stock of Most Referred Real Estate Agents Inc. ("MRREA") (collectively the "Property");

B. The Vendor has agreed to sell and the Purchaser has agreed to purchase the Property from the Vendor on the terms and conditions set forth in this Agreement; and

C. The Vendor and the Purchaser have agreed that the purchase price of the Property shall be the fair market value thereof; and

D. The Vendor and the  Purchaser  have  agreed to make an  election  pursuant to section 85 of the Income Tax Act of Canada with respect to the purchase and sale of the Property.

THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Effective April 26, 2000, the Vendor sells and the Purchaser purchases the Property at and for a price equal to the fair market value of the Property at the date of this Agreement, the best estimate of which is $2,250,000.00 (US) (the "Estimated Value"). This Estimated Value is allocated as to:

1,538 Class "D" Shares in HFR )           342,624 Class "A" Preference Shares

100 Class "S" Shares in HFR         )
8,462 Class "D" Shares in HFR )           1,907,376 Class "B" Preference Shares
2 Common Shares in MRREA      )

2. In consideration of the transfer of the Property to it by the Vendor, the Purchaser will issue to the Vendor 342,624 Class "A" Preferred Shares and 1,907,376 Class "B" Preferred Shares with an aggregate redemption value equal to the Estimated Value.

3. The Vendor represents and warrants that he is the beneficial owner of the Property and that the Property is free and clear of all encumbrances of every nature and kind whatsoever and is freely saleable and transferable to the Purchaser.

4.          The Vendor and the Purchaser covenant and agree that:

     (a) the purchase price of the Property will be the fair market value of the Property at the date of this Agreement; and

      (b) the purchase price as provided in Paragraph 1 is the best estimate of the fair market value of the Property presently available.

5.          If:

      (a) the Minister of National Revenue or any other competent authority at any time questions or proposes to issue or issues any assessment or assessments that would impose or imposes any liability for tax of any nature or kind on any of the parties or on any other person on the basis that the fair market value of the Property at the date of this Agreement is greater or lesser than the Estimated Value; and

      (b) the Vendor and the Purchaser agree or a competent tribunal finally adjudges that the fair market value of the Property is a greater or lesser amount (the "Adjusted Value") than the Estimated Value, then:

      (c) the redemption amount in respect of the Class "A" and Class "B" shares in the capital of the Purchaser, as that term is defined by reference to the Memorandum and Articles of the Purchaser, will be determined by reference to the Adjusted Value to the exclusion of the Estimated Value; and

      (d) the Vendor and the Purchaser will do all such things and perform all such acts as may be necessary to revise the redemption amount accordingly.

6. If any of the Class "A" and Class "B" shares in the capital of the Purchaser are sold or otherwise disposed of by the Vendor prior to the adjustment referred to in Paragraph 5 having been made, then the Vendor will:

     (a) cause the transferee of such shares to agree in writing to be bound by the terms and conditions of Paragraph 5; and

      (b) cause the transferee to agree with the Vendor to adjust the price paid by the transferee for such shares if the redemption amount in respect of such shares is adjusted pursuant to Paragraph 5.

7. The Vendor and the Purchaser will elect in the prescribed manner and within the prescribed time, pursuant to the provisions of subsection 85 of the Income Tax Act, S.C. 1970-71,c.63, as amended, (the "Act"), to effect the transfer of the Property at agreed amounts equal to the best estimates of the cost amounts (as defined in subsection 248(1) of the Act) of the Property.

8. The Vendor and the Purchaser will do all such further acts and things as may be necessary to give effect to the terms and conditions of this Agreement.

9. This Agreement will enure to the benefit of and be binding upon the Vendor and the Purchaser and their respective heirs, successors and assigns.

IN WITNESS WHEREOF the parties have entered into this Agreement as of the date and year first above written.

SIGNED, SEALED AND DELIVERED        )
by CAROLE COUGHLIN                  )
in the presence of:                 )
                                    )
                                    )
                                    )        -----------------------------------
Signature of Witness                )        CAROLE COUGHLIN
                                    )
                                    )
Name (print)                        )
                                    )
                                    )
Address                             )
                                    )
                                    )
Occupation                          )

THE CORPORATE SEAL OF               )
604587 BRITISH COLUMBIA LTD.        )
-------------------------------------
was affixed hereto in the presence
 of:                                )
-------------------------------------
                                    )
                                    )           c/s
-------------------------------------
Authorized Signatory                )
                                    )
                                    )
Authorized Signatory                )

            THIS PUT AGREEMENT made as of the 26th day of April, 2000.

BETWEEN:

            NORTH AMERICAN RESORT & GOLF, INC., a company duly incorporated
            ----------------------------------
            pursuant to the laws of Nevada, and having an office at 676 - 757 West Hastings Street, Vancouver, B.C., V6C 1A1.

            (hereinafter referred to as "NRGF")

                                                           OF THE FIRST PART

AND:

            WILLIAM COUGHLIN, Businessman of 11202 Stave Lake Road, Mission, B.C., V2V 4J1.

            (hereinafter referred to as "William")

                                                          OF THE SECOND PART

WHEREAS:

A. William is the legal and beneficial owner of 285,817 Holdco "A" Units and 1,964,183 Holdco "B" Units. Each Holdco "A" Unit consists of one Non-participating Voting Share in the capital stock of NRGF (an "NP share") and one Class "A" Preferred Share in the capital stock of 604587 British Columbia Ltd., a body corporate duly incorporated under the laws of the Province of British Columbia, and having a registered office at Suite 1440 - 1066 West Hastings Street, Vancouver, British Columbia, V6E 3X1 (herein referred to as "Holdco"). Each Holdco B Unit consists of one NP share and one Class "B" Preference Share in the capital of Holdco.

B. NRGF has agreed to grant to William a put in respect of the Holdco "A" and Holdco "B" Units, pursuant to which William can require NRGF to exchange each Holdco "A" or "B" Unit for common shares of NRGF;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual covenants and promises hereinafter appearing (the sufficiency of which is hereby acknowledged) the Parties agree with each other as follows:

1.    PUT PROVISIONS

1.01 NRGF hereby gives and grants to William, upon the terms and subject to the conditions hereinafter set out, the right to require NRGF to exchange, from time to time, the Holdco "A" and Holdco "B" Units held by William for Voting Common Shares of NRGF on the basis of one Common Share of NRGF for each Holdco "A" or "B" Unit exchanged.

1.02 William shall have the right to cause NRGF to exchange the Holdco "A" or "B" Units for Common Shares in such amounts, at such times and from time to time, in William's sole discretion.

1.03 In order to exercise the put right granted hereunder from time to time, William shall deliver the certificates representing the Holdco "A" or "B" Units, with each such certificates endorsed in blank for transfer, with signature guaranteed (if required by the Transfer Agent for NRGF), to NRGF who shall cause to be issued thereafter the appropriate number of common shares registered in the name of William.

1.04 Each exercise by William of the rights granted to it pursuant to the Agreement shall be deemed a separate and complete transaction.

2.    CONSOLIDATION OR SUBDIVISION

2.01 In the event of any subdivision or change of NRGF's Common Shares at any time while this Agreement is in effect to a greater number of shares, NRGF shall deliver at the time of any acquisition by William thereafter, such additional number of shares as would have resulted from such subdivision or change if such exercise of the rights, granted hereby had been exercised prior to the date of such subdivision or change.

2.02 In the event of any consolidation or change of NRGF's Shares at any time during the term of this Agreement, the number of shares deliverable by NRGF on any exercise thereafter of the rights granted hereby shall be reduced to such number of shares as would have resulted from such consolidation or change if such exercise of the rights granted pursuant to this Agreement had been completed prior to the date of such consolidation or change.

2.03  William hereby represents and warrants:

(a)   that Holdco "A" and "B" Units are fully paid and non-assessable shares;

(b) that he has full right and authority to enter into this transaction without the approval of any party; and

(c) he is or will be, at the relevant time in question, the legal and beneficial owner of the Holdco "A" and "B" Units, as the case may be, free and clear of all liens, charges and encumbrances.

3     GENERAL PROVISION

3.01  Time

            Time shall be of the essence of this Agreement.

3.02  Execution and Delivery

      The Parties hereto will execute and deliver all such further documents and instruments and do all such acts and things as may be reasonably required to carry out the full intent and meaning of this Agreement.

3.03  Whole Agreement

      This Agreement contains the whole agreement between the Parties hereto and there are no warranties, representations, terms, conditions or collateral agreements, express, implied or statutory, other than expressly set forth in this Agreement.

3.04  Enurement

      This Agreement shall enure to the benefit of and be binding upon NRGF and his respective heirs, executors, administrators, successors and assigns and upon William and its successors and assigns.

3.05  Notice

      All notices, demands and payments required or permitted to be given hereunder shall be in writing and may be delivered personally, sent by telegram or telex or may be forwarded by first class prepaid registered mail to the address set forth below. Any notice delivered or sent by telegraph or telex shall be deemed to have been given and received at the time of delivery, any notice mailed as aforesaid, shall be deemed to have been given and received on the expiration of SEVEN (7) BUSINESS DAYS after it is posted, addressed as follows:

TO NRGF:                676 - 757 West Hastings Street
                        Vancouver, B.C., V6C 1A1

TO WILLIAM:             11202 Stave Lake Road
                        Mission, B.C., V2V 4J1

or to such other address or addresses as may from time to time be notified in writing by the Parties hereto provided that if there shall be at the time of mailing or between the time of mailing and the actual receipt of the notice a labour dispute, slow down or other disruption which might effect the normal delivery of such notice by the mails, then such notice shall only be effective if actually received.

3.06  Closing Date

      The execution of this Agreement will take place at the offices of Holmes Greenslade, Barristers & Solicitors, Suite 1440 - 1066 West Hastings Street,

Vancouver,   British  Columbia,  V6E  3X1,  on  the  26th  day  of  April,  2000
(hereinafter referred to as the "Closing Date") or at such other place, date, and time as the Parties hereto may mutually agree upon.

3.07  Counterpart

This Agreement may be executed in several parts in the same form and such parts as so executed shall together form one original agreement, and such parts if more than one shall be read together and construed as if all the signing parties hereby had executed one copy of this Agreement.

IN WITNESS WHEREOF the parties hereunto affixed their respective hands and seals as of the day and year first written above.


THE CORPORATE SEAL OF         )
NORTH AMERICAN RESORT         )
-------------------------------
& GOLF, INC.                  )
-------------------------------
was affixed hereto in the
presence of:                  )
-------------------------------
                              )
                              )           c/s
-------------------------------
Authorized Signatory          )
                              )
                              )
Authorized Signatory          )

SIGNED, SEALED AND DELIVERED  )
by WILLIAM COUGHLIN           )
in the presence of:           )
                              )
                              )
                              )           --------------------------------------
Signature of Witness          )           WILLIAM COUGHLIN
                              )
                              )
Name (print)                  )
                              )
                              )
Address                       )
                              )
                              )
Occupation                    )

            THIS PUT AGREEMENT made as of the 26th day of April, 2000.

BETWEEN:

            NORTH AMERICAN RESORT & GOLF, INC., a company duly incorporated
            ----------------------------------
            pursuant to the laws of Nevada, and having an office at 676 - 757 West Hastings Street, Vancouver, B.C., V6C 1A1.

            (hereinafter referred to as "NRGF")

                                                           OF THE FIRST PART

AND:

            CAROLE COUGHLIN, Businessman of 11202 Stave Lake Road, Mission, B.C., V2V 4J1.

            (hereinafter referred to as "Carole")

                                                           OF THE SECOND PART

WHEREAS:

A. Carole is the legal and beneficial owner of 342,624 Holdco "A" Units and 1,907,376 Holdco "B" Units. Each Holdco "A" Unit consists of one Non-participating Voting Share in the capital stock of NRGF (an "NP share") and one Class "A" Preferred Share in the capital stock of 604587 British Columbia Ltd., a body corporate duly incorporated under the laws of the Province of British Columbia, and having a registered office at Suite 1440 - 1066 West Hastings Street, Vancouver, British Columbia, V6E 3X1 (herein referred to as "Holdco"). Each Holdco B Unit consists of one NP share and one Class "B" Preference Share in the capital of Holdco.

B. NRGF has agreed to grant to Carole a put in respect of the Holdco "A" and Holdco "B" Units, pursuant to which Carole can require NRGF to exchange each Holdco "A" or "B" Unit for common shares of NRGF;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual covenants and promises hereinafter appearing (the sufficiency of which is hereby acknowledged) the Parties agree with each other as follows:

3.    PUT PROVISIONS

1.01 NRGF hereby gives and grants to Carole, upon the terms and subject to the conditions hereinafter set out, the right to require NRGF to exchange, from tim to time, the Holdco "A" and Holdco "B" Units held by Carole for Voting Common Shares of NRGF on the basis of one Common Share of NRGF for each Holdco "A" or "B" Unit exchanged.

1.02 Carole shall have the right to cause NRGF to exchange the Holdco "A" or "B" Units for Common Shares in such amounts, at such times and from time to time, in Carole's sole discretion.

1.03 In order to exercise the put right granted hereunder from time to time, Carole shall deliver the certificates representing the Holdco "A" or "B" Units, with each such certificates endorsed in blank for transfer, with signature guaranteed (if required by the Transfer Agent for NRGF), to NRGF who shall cause to be issued thereafter the appropriate number of common shares registered in the name of Carole.

1.04 Each exercise by Carole of the rights granted to it pursuant to the Agreement shall be deemed a separate and complete transaction.

2.    CONSOLIDATION OR SUBDIVISION

2.01 In the event of any subdivision or change of NRGF's Common Shares at any time while this Agreement is in effect to a greater number of shares, NRGF shall deliver at the time of any acquisition by Carole thereafter, such additional number of shares as would have resulted from such subdivision or change if such exercise of the rights, granted hereby had been exercised prior to the date of such subdivision or change.

2.02 In the event of any consolidation or change of NRGF's Shares at any time during the term of this Agreement, the number of shares deliverable by NRGF on any exercise thereafter of the rights granted hereby shall be reduced to such number of shares as would have resulted from such consolidation or change if such exercise of the rights granted pursuant to this Agreement had been completed prior to the date of such consolidation or change.

2.03  Carole hereby represents and warrants:

(d)   that Holdco "A" and "B" Units are fully paid and non-assessable shares;

(e) that he has full right and authority to enter into this transaction without the approval of any party; and

(f) he is or will be, at the relevant time in question, the legal and beneficial owner of the Holdco "A" and "B" Units, as the case may be, free and clear of all liens, charges and encumbrances.

3     GENERAL PROVISION

3.01  Time

      Time shall be of the essence of this Agreement.

3.02  Execution and Delivery

      The Parties hereto will execute and deliver all such further documents and instruments and do all such acts and things as may be reasonably required to carry out the full intent and meaning of this Agreement.

3.3  Whole Agreement

      This Agreement contains the whole agreement between the Parties hereto and there are no warranties, representations, terms, conditions or collateral agreements, express, implied or statutory, other than expressly set forth in this Agreement.

3.4  Enurement

      This Agreement shall enure to the benefit of and be binding upon NRGF and his respective heirs, executors, administrators, successors and assigns and upon Carole and its successors and assigns.

3.5  Notice

      All notices, demands and payments required or permitted to be given hereunder shall be in writing and may be delivered personally, sent by telegram or telex or may be forwarded by first class prepaid registered mail to the address set forth below. Any notice delivered or sent by telegraph or telex shall be deemed to have been given and received at the time of delivery, any notice mailed as aforesaid, shall be deemed to have been given and received on the expiration of SEVEN (7) BUSINESS DAYS after it is posted, addressed as follows:

TO NRGF:                676 - 757 West Hastings Street
                        Vancouver, B.C., V6C 1A1

TO CAROLE:              11202 Stave Lake Road
                        Mission, B.C., V2V 4J1

or to such other address or addresses as may from time to time be notified in writing by the Parties hereto provided that if there shall be at the time of mailing or between the time of mailing and the actual receipt of the notice a labour dispute, slow down or other disruption which might effect the normal delivery of such notice by the mails, then such notice shall only be effective if actually received.

3.06  Closing Date

      The execution of this Agreement will take place at the offices of Holmes Greenslade, Barristers & Solicitors, Suite 1440 - 1066 West Hastings Street,

Vancouver,   British  Columbia,  V6E  3X1,  on  the  26th  day  of  April,  2000
(hereinafter referred to as the "Closing Date") or at such other place, date, and time as the Parties hereto may mutually agree upon.

3.07  Counterpart

This Agreement may be executed in several parts in the same form and such parts as so executed shall together form one original agreement, and such parts if more than one shall be read together and construed as if all the signing parties hereby had executed one copy of this Agreement.

IN WITNESS WHEREOF the parties hereunto affixed their respective hands and seals as of the day and year first written above.


THE CORPORATE SEAL OF         )
NORTH AMERICAN RESORT         )
-------------------------------
& GOLF, INC.                  )
-------------------------------
was affixed hereto in the
presence of:                  )
-------------------------------
                              )
                              )           c/s
-------------------------------
Authorized Signatory          )
                              )
                              )
Authorized Signatory          )

SIGNED, SEALED AND DELIVERED  )
by CAROLE COUGHLIN            )
in the presence of:           )
                              )
                              )
                              )         ----------------------------------------
Signature of Witness          )         CAROLE COUGHLIN
                              )
                              )
Name (print)                  )
                              )
                              )
Address                       )
                              )
                              )
Occupation                    )

            THIS CALL AGREEMENT made as of the 26th day of April, 2000.

BETWEEN:

            NORTH AMERICAN RESORT & GOLF, INC., a company duly incorporated
            ----------------------------------
            pursuant to the laws of Nevada, and having an office at 676 - 757 West Hastings Street, Vancouver, B.C., V6C 1A1.

            (hereinafter referred to as "NRGF")

                                                            OF THE FIRST PART

AND:

            WILLIAM COUGHLIN, Businessman of 11202 Stave Lake Road, Mission, B.C., V2V 4J1.

            (hereinafter referred to as "William")

                                                           OF THE SECOND PART

WHEREAS:

A. William is the legal and beneficial owner of 285,817 Holdco "A" Units and 1,964,183 Holdco "B" Units. Each Unit consists of one Non-participating Voting Share in the capital stock of NRGF (an "NP share") and one Class "A" Preference Share in the capital stock of 604587 British Columbia Ltd., a body corporate duly incorporated under the laws of the Province of British Columbia, and having a registered office at Suite 1440 - 1066 West Hastings Street, Vancouver, British Columbia, V6E 3X1 (herein referred to as "Holdco"). Each Holdco B Unit consists of one NP share and one Class "B" Preference Share in the capital of Holdco.

     B. William has agreed to grant to NRGF a call in respect of the Holdco "A" and Holdco "B" Units, pursuant to which NRGF can require William to exchange each Holdco "A" or "B" Unit for common shares of NRGF;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual covenants and promises hereinafter appearing (the sufficiency of which is hereby acknowledged) the Parties agree with each other as follows:

1.    CALL PROVISIONS

1.01 William hereby gives and grants to NRGF, upon the terms and subject to the conditions hereinafter set out, the right to require William to exchange the Holdco "A" and Holdco "B" Units held by William for Voting Common Shares of NRGF on the basis of one Common Share of NRGF for each Holdco "A" and "B" Units exchanged.

1.02 The call right granted to NRGF hereunder will not be exercisable unless and until William has exercised his redemption privilege in respect of a particular Class "A" or Class "B" preference share has been exercised, and shall only be exercisable with respect to those preference share for which the redemption privilege has been exercised.

1.03 In order to exercise the call right granted hereunder, NRGF shall give notice of exercise of such right to William and shall thereafter deliver certificates for the appropriate number of common shares registered in the name of William upon receipt of the certificate for the Holdco "A" and "B" Units called. In the event the certificates for the Holdco "A" or "B" Units represents a greater number of Units than the number called, NRGF shall issue, or cause to be issued, new Holdco "A" or "B" Units for the difference.

1.04 Each exercise by NRGF of the rights granted to it pursuant to the Agreement shall be deemed a separate and complete transaction.

2.    CONSOLIDATION OR SUBDIVISION

2.01 In the event of any subdivision or change of NRGF's Common Shares at any time while this Agreement is in effect to a greater number of shares, NRGF shall deliver at the time of any acquisition by William thereafter, such additional number of shares as would have resulted from such subdivision or change if such exercise of the rights, granted hereby had been exercised prior to the date of such subdivision or change.

2.02 In the event of any consolidation or change of NRGF's Shares at any time during the term of this Agreement, the number of shares deliverable by NRGF on any exercise thereafter of the rights granted hereby shall be reduced to such number of shares as would have resulted from such consolidation or change if such exercise of the rights granted pursuant to this Agreement had been completed prior to the date of such consolidation or change.

2.03  William hereby represents and warrants:

(a)   that Holdco "A" and "B" Units are fully paid and non-assessable shares;

(b) that he has full right and authority to enter into this transaction without the approval of any party; and

(c) he is or will be, at the relevant time in question, the legal and beneficial owner of the Holdco "A" and "B" Units, as the case may be, free and clear of all liens, charges and encumbrances.

3     GENERAL PROVISION

3.01 Time

      Time shall be of the essence of this Agreement.

3.02  Execution and Delivery

      The Parties hereto will execute and deliver all such further documents and instruments and do all such acts and things as may be reasonably required to carry out the full intent and meaning of this Agreement.

3.03  Whole Agreement

      This Agreement contains the whole agreement between the Parties hereto and there are no warranties, representations, terms, conditions or collateral agreements, express, implied or statutory, other than expressly set forth in this Agreement.

3.04  Enurement

      This Agreement shall enure to the benefit of and be binding upon William and his respective heirs, executors, administrators, successors and assigns and upon NRGF and its successors and assigns.

3.05  Notice

All notices, demands and payments required or permitted to be given hereunder shall be in writing and may be delivered personally, sent by telegram or telex or may be forwarded by first class prepaid registered mail to the address set forth below. Any notice delivered or sent by telegraph or telex shall be deemed to have been given and received at the time of delivery, any notice mailed as aforesaid, shall be deemed to have been given and received on the expiration of SEVEN (7) BUSINESS DAYS after it is posted, addressed as follows:

TO NRGF:                676 - 757 West Hastings Street
                        Vancouver, B.C., V6C 1A1

TO WILLIAM:             11202 Stave Lake Road
                        Mission, B.C., V2V 4J1

or to such other address or addresses as may from time to time be notified in writing by the Parties hereto provided that if there shall be at the time of mailing or between the time of mailing and the actual receipt of the notice a labour dispute, slow down or other disruption which might effect the normal delivery of such notice by the mails, then such notice shall only be effective if actually received.

3.06  Closing Date

      The execution of this Agreement will take place at the offices of Holmes Greenslade, Barristers & Solicitors, Suite 1440 - 1066 West Hastings Street, Vancouver, British Columbia, V6E 3X1, on the 26th day of April, 2000 (hereinafter referred to as the "Closing Date") or at such other place, date, and time as the Parties hereto may mutually agree upon.

3.07  Counterpart

This Agreement may be executed in several parts in the same form and such parts as so executed shall together form one original agreement, and such parts if more than one shall be read together and construed as if all the signing parties hereby had executed one copy of this Agreement.

IN WITNESS WHEREOF the parties hereunto affixed their respective hands and seals as of the day and year first written above.


THE CORPORATE SEAL OF         )
NORTH AMERICAN RESORT &       )
-------------------------------
GOLF, INC.                    )
-------------------------------
was affixed hereto in the
presence of:                  )
-------------------------------
                              )
                              )           c/s
-------------------------------
Authorized Signatory          )
                              )
                              )
Authorized Signatory          )

SIGNED, SEALED AND DELIVERED  )
by WILLIAM COUGHLIN           )
in the presence of:           )
                              )
                              )
                              )          ---------------------------------------
Signature of Witness          )          WILLIAM COUGHLIN
                              )
                              )
Name (print)                  )
                              )
                              )
Address                       )
                              )
                              )
Occupation                    )

            THIS CALL AGREEMENT made as of the 26th day of April, 2000.

BETWEEN:

            NORTH AMERICAN RESORT & GOLF, INC., a company duly incorporated
            ----------------------------------
            pursuant to the laws of Nevada, and having an office at 676 - 757 West Hastings Street, Vancouver, B.C., V6C 1A1.

            (hereinafter referred to as "NRGF")

                                                            OF THE FIRST PART

AND:

            CAROLE COUGHLIN, Businessman of 11202 Stave Lake Road, Mission, B.C., V2V 4J1.

            (hereinafter referred to as "Carole")

                                                           OF THE SECOND PART

WHEREAS:

A. Carole is the legal and beneficial owner of 342,624 Holdco "A" Units and 1,907,376 Holdco "B" Units. Each Unit consists of one Non-participating Voting Share in the capital stock of NRGF (an "NP share") and one Class "A" Preference Share in the capital stock of 604587 British Columbia Ltd., a body corporate duly incorporated under the laws of the Province of British Columbia, and having a registered office at Suite 1440 - 1066 West Hastings Street, Vancouver, British Columbia, V6E 3X1 (herein referred to as "Holdco"). Each Holdco B Unit consists of one NP share and one Class "B" Preference Share in the capital of Holdco.

     B. Carole has agreed to grant to NRGF a call in respect of the Holdco "A" and Holdco "B" Units, pursuant to which NRGF can require Carole to exchange each Holdco "A" or "B" Unit for common shares of NRGF;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual covenants and promises hereinafter appearing (the sufficiency of which is hereby acknowledged) the Parties agree with each other as follows:

1.    CALL PROVISIONS

1.01 Carole hereby gives and grants to NRGF, upon the terms and subject to the conditions hereinafter set out, the right to require Carole to exchange the Holdco "A" and Holdco "B" Units held by Carole for Voting Common Shares of NRGF on the basis of one Common Share of NRGF for each Holdco "A" and "B" Units exchanged.

1.02 The call right granted to NRGF hereunder will not be exercisable unless and until Carole has exercised his redemption privilege in respect of a particular Class "A" or Class "B" preference share has been exercised, and shall only be exercisable with respect to those preference share for which the redemption privilege has been exercised.

1.03 In order to exercise the call right granted hereunder, NRGF shall give notice of exercise of such right to Carole and shall thereafter deliver certificates for the appropriate number of common shares registered in the name of Carole upon receipt of the certificate for the Holdco "A" and "B" Units called. In the event the certificates for the Holdco "A" or "B" Units represents a greater number of Units than the number called, NRGF shall issue, or cause to be issued, new Holdco "A" or "B" Units for the difference.

1.04 Each exercise by NRGF of the rights granted to it pursuant to the Agreement shall be deemed a separate and complete transaction.

2.    CONSOLIDATION OR SUBDIVISION

2.01 In the event of any subdivision or change of NRGF's Common Shares at any time while this Agreement is in effect to a greater number of shares, NRGF shall deliver at the time of any acquisition by Carole thereafter, such additional number of shares as would have resulted from such subdivision or change if such exercise of the rights, granted hereby had been exercised prior to the date of such subdivision or change.

2.02 In the event of any consolidation or change of NRGF's Shares at any time during the term of this Agreement, the number of shares deliverable by NRGF on any exercise thereafter of the rights granted hereby shall be reduced to such number of shares as would have resulted from such consolidation or change if such exercise of the rights granted pursuant to this Agreement had been completed prior to the date of such consolidation or change.

5.03  Carole hereby represents and warrants:

(j)   that Holdco "A" and "B" Units are fully paid and non-assessable shares;

(k) that he has full right and authority to enter into this transaction without the approval of any party; and

(l) he is or will be, at the relevant time in question, the legal and beneficial owner of the Holdco "A" and "B" Units, as the case may be, free and clear of all liens, charges and encumbrances.

3     GENERAL PROVISION

3.01  Time

            Time shall be of the essence of this Agreement.

3.02 Execution and Delivery

      The Parties hereto will execute and deliver all such further documents and instruments and do all such acts and things as may be reasonably required to carry out the full intent and meaning of this Agreement.

3.03  Whole Agreement

      This Agreement contains the whole agreement between the Parties hereto and there are no warranties, representations, terms, conditions or collateral agreements, express, implied or statutory, other than expressly set forth in this Agreement.

3.04  Enurement

      This Agreement shall enure to the benefit of and be binding upon Carole and his respective heirs, executors, administrators, successors and assigns and upon NRGF and its successors and assigns.

3.05  Notice

All notices, demands and payments required or permitted to be given hereunder shall be in writing and may be delivered personally, sent by telegram or telex or may be forwarded by first class prepaid registered mail to the address set forth below. Any notice delivered or sent by telegraph or telex shall be deemed to have been given and received at the time of delivery, any notice mailed as aforesaid, shall be deemed to have been given and received on the expiration of SEVEN (7) BUSINESS DAYS after it is posted, addressed as follows:

TO NRGF:                676 - 757 West Hastings Street
                        Vancouver, B.C., V6C 1A1

TO CAROLE:              11202 Stave Lake Road
                        Mission, B.C., V2V 4J1

or to such other address or addresses as may from time to time be notified in writing by the Parties hereto provided that if there shall be at the time of mailing or between the time of mailing and the actual receipt of the notice a labour dispute, slow down or other disruption which might effect the normal delivery of such notice by the mails, then such notice shall only be effective if actually received.

3.06  Closing Date

      The execution of this Agreement will take place at the offices of Holmes Greenslade, Barristers & Solicitors, Suite 1440 - 1066 West Hastings Street, Vancouver, British Columbia, V6E 3X1, on the 26th day of April, 2000 (hereinafter referred to as the "Closing Date") or at such other place, date, and time as the Parties hereto may mutually agree upon.

3.07  Counterpart

This Agreement may be executed in several parts in the same form and such parts as so executed shall together form one original agreement, and such parts if more than one shall be read together and construed as if all the signing parties hereby had executed one copy of this Agreement.

IN WITNESS WHEREOF the parties hereunto affixed their respective hands and seals as of the day and year first written above.


THE CORPORATE SEAL OF         )
NORTH AMERICAN RESORT &       )
-------------------------------
GOLF, INC.                    )
-------------------------------
was affixed hereto in the
presence of:                  )
-------------------------------
                              )
                              )           c/s
-------------------------------
Authorized Signatory          )
                              )
                              )
Authorized Signatory          )

SIGNED, SEALED AND DELIVERED  )
by CAROLE COUGHLIN            )
in the presence of:           )
                              )
                              )
                              )           --------------------------------------
Signature of Witness          )           CAROLE COUGHLIN
                              )
                              )
Name (print)                  )
                              )
                              )
Address                       )
                              )
                              )
Occupation                    )